UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2010
Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	39-1600938 (I.R.S. Employer Identification No.)

6737 West Washington Street, Suite 2250 Milwaukee, Wisconsin (Address of Principal Executive Offices)	53214 (ZIP Code)
(414) 977-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 6, 2010, Merge Healthcare Incorporated (the “Company”) provided certain information with respect to its acquisition of AMICAS, Inc., a copy of which is attached as Exhibit 99.1.
Item 8.01 Other Events.
On April 6, 2010, the Company issued a News Release which is attached hereto as exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Certain information with respect to Merge Healthcare Incorporated’s acquisition of AMICAS, Inc.

Exhibit 99.2	News Release of the Company dated April 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED
April 6, 2010	/s/ Ann Mayberry-French
	By:	Ann Mayberry-French
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certain information with respect to Merge Healthcare Incorporated’s acquisition of AMICAS, Inc.

99.2	News Release dated April 6, 2010